Exhibit 99.1
     Good Times Restaurants Inc.(Nasdaq Capital Market: GTIM)Investor PresentationSeptember 2015

 Disclaimer  Forward-Looking InformationThis presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation may be forward-looking statements. The words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intend,” “targets,” “projects,” “contemplates,” “believes,” “estimates”, “predicts,” “potential” or “continue” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from expectation are disclosed under the “Risk Factors” and ”Cautionary Note Regarding Forward-Looking Statements” sections of the prospectus and the prospectus supplement.All written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of these risks and uncertainties. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or qualified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements.Non-GAAP Financial InformationThe non-GAAP financial measures contained in this presentation (including, without limitation, EBITDA, Adjusted EBITDA, Restaurant Operating Profit and Cash on Cash Return on Investment) are not GAAP measures of financial performance or liquidity and should not be considered as alternatives to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Additionally, EBITDA and Adjusted EBITDA are not intended to be measures of free cash flow for management’s discretionary use, as they do not reflect tax payments, debt service requirements, capital expenditures, new restaurant openings and certain other cash costs that may recur in the future, including among other things, cash requirements for working capital needs and cash costs to replace assets being depreciated and amortized. Management compensates for these limitations by relying on our GAAP results in addition to using EBITDA and Adjusted EBITDA supplementally. EBITDA, Adjusted EBITDA, Restaurant Operating Profit and Cash on Cash Return on Investment are included in this presentation because they are key metrics used by management and our board of directors to assess our financial performances. EBITDA and Adjusted EBITDA are frequently used by analysts, investors and other interested parties to evaluate companies in our industry. Our measures of EBITDA, Adjusted EBITDA, Restaurant Operating Profit and Cash on Cash Return on Investment are not necessarily comparable to similarly titled captions of other companies due to different methods of calculation.   Good Times Restaurants Inc.  2

Company Highlights

- Recent acquisition of high growth platform company
- Two differentiated and complementary concepts
- Successful refresh and updating of Good Times yielding improved financial results
- Strong momentum
- Excellent cash-on-cash return models
- Substantial growth potential
- Experienced senior leadership team and systems in place

The DISPENSARY of HAPPINESS

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Two Complementary & Differentiated Concepts

- Only QSR with steroid-free, hormone -free, vegetarian fed, humanely raised beef, chicken and bacon
- "Fresh, Handcrafted, All Natural" position
- Operates and franchises 38 restaurants located primarily in the front-range communities of Colorado

- Full service, upscale, chef-inspired restaurant concept
- Founded by an award-winning entrepreneur founder of numerous successful concepts
- Operates, licenses and franchises 13 restaurants in North Carolina (8), South Carolina (1), Tennessee (1) and Colorado (3)





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 Bad Daddy’s Model  5  Source: SEC Filings, Company Information   Good Times Restaurants Inc.  Average Sales per Square Foot  2014 Average Cash on Cash Returns

 Good Times Restaurants Inc.  6  Taking a Better Food Stand

 Good Times - Concept Overview  QSR Burger chain founded in Boulder, CO in 198727 Company-owned stores, 11 Franchise stores$1.1m AUV; $1.2m -$1.4m new store model; Projected fiscal 2015 system-wide sales of $40 million$6.50 Average per person check – upper end of national QSR competitorsFree-standing restaurants, 880 to 1,000 square feet for the double drive thru format and a 2,100-2,400 square foot, 50-70 seat dining room format  Good Times Restaurants Inc.  7

A Highly Differentiated Concept in QSR

- **Multi-dimensional brand refresh initiated 5 years ago**
  - The only "Fresh, All Natural, Handcrafted" brand story at a QSR price point
  - Made to order quality with QSR speed of service
  - Remodeling and reimaging program to upgrade facilities
  - New store model with upscale, fast casual level finishes
  - Cable TV and social media advertising campaign in illustrated, handcrafted style



- **We Take a Better Food Stand: Fresh, All Natural, Hand Crafted**
  - All Natural: No hormones, steroids or antibiotics; humanely raised
    - Meyer natural Angus beef
    - Hand breaded Springer Mountain all natural Chicken Tenders
    - All natural, nitrate free bacon (Spring 2015 Intro)
  - Fresh, Hand Crafted: Only at Good Times
    - Frozen custard made fresh every few hours with all natural cream & eggs
    - Fresh cut fries cooked to order
    - Hatch Valley New Mexico green chile breakfast burritos



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 Brand Refresh Producing Sales Momentum    Good Times Restaurants Inc.  9    Adjusted due to construction disruption at two restaurants.  5 Years of Same Store Sales Growth at Good Times  Annual SSSG    FY 2014  14.6%  FY 2013  11.9%  FY 2012  3.1%  FY 2011  6.2%

 Brand Refresh Producing Sales Momentum    Good Times Restaurants Inc.  10    Adjusted due to construction disruption at two restaurants.  21 Quarters of Same Store Sales Growth at Good Times  Three-Year Stacked SSSG    3Q15  32.5%  2Q15  33.0%  1Q15  30.5%  4Q14  31.3%

 Increasing Sales Has Increased Profits    Good Times Restaurants Inc.  11    Average Unit Sales Volumes  Average Restaurant Level Operating Profit  Note: Average unit sales volumes are of all restaurants included in the comparable sales base that have been open at least fifteen months.Restaurant Level Operating Profit is defined as Net Sales less all restaurant level operating, occupancy and advertising expenses but does not include depreciation, preopening expenses or allocation of any non-restaurant level expenses. Our independent accountants have not examined the projections and do not express any assurance with respect thereto.   Good Times Restaurant Level Sales and Operating Profit

Good Times – Projected New Unit Economics

Assumptions:

- 2,100 sq ft dining room, 50 seat design
- Sale/Leaseback with rent @ 7.5% cap rate on total soft costs, land, site and building
- FF&E Investment = $350,000; Preopening Costs = $60,000 expensed in Year 1

	Year 2 Estimate
Sales	$1,200,000
Restaurant Operating Profit of 16%	$ 192,000
FF&E Operating Asset Investment	$ 350,000
Store Level Cash on Cash ROI (Sale Leaseback)	**55%**
Total Cash Investment if on Leased Land	$1,275,000
Restaurant Operating Profit of 20% (after land rent)	$ 240,000
Store Level Cash on Cash ROI (Land Lease)	**18.8%**

Assumptions: *All statements of Good Times' financial information are based on management's estimates based on its current restaurants with dining rooms on what management considers to be prime real estate locations, on management's estimates of operating expense margins as of 12/31/14 and estimates of rental rates currently available in the sale leaseback market. Restaurant Operating Profit is defined as Net Sales less all restaurant level operating, occupancy and advertising expenses but does not include depreciation, preopening expenses or allocation of any non-restaurant level expenses. Store Level Cash on Cash ROI is the Restaurant Operating Profit divided by the total cash investment. Our independent accountants have not examined the projections and do not express any assurance with respect thereto.*

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 Good Times Restaurants Inc.  13  “You brought Cool to the suburbs”

 14  Good Times Restaurants Inc.

 Bad Daddy’s Burger Bar  Full Service, Full Bar Gourmet Burger Concept founded in Charlotte, NC in 2008Thirteen (13) restaurants currently open in NC (8), SC (1), TN (1) and CO (3) in 6 Separate Metropolitan MarketsTTM sales for the 8 company-owned stores open > 1 year = $2.66M  15  Good Times Restaurants Inc.  All statements of Bad Daddy’s financial information are based on management’s review of unaudited financial statements, operating data & point of sale reports from existing Bad Daddy’s restaurants  In-line and end-cap restaurants; 3,500-4,000 sf.$16-$17 Per Person Average Check60% Dinner / 40% LunchUSA Today Top 25 Burgers in US, Zagat rated

Bad Daddy's Burger Bar – Concept Overview

- **Upscale restaurant concept featuring a chef driven menu of gourmet signature burgers, chopped salads, appetizers and sandwiches**
- **Simple, high quality ingredients executed at a high level**
  - Housemade sauces and dressings
  - "Create Your Own" burgers and salads
  - Bi-weekly Chef Specials
  - Beef, chicken, turkey, buffalo, tuna
- **Bar sales from 15% to 20% mix**
  - 17 local microbrews on tap
  - Fresh squeezed cocktails, Bad Ass Margarita
- **Ambience is a high energy, pop culture oriented atmosphere**
- **Service is personal, informal and ultra-friendly to support the brand's irreverent personality**







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 Bad Daddy’s Strong Momentum  Sales at the two most recent Colorado openings well ahead of the system average Sales at the first Colorado restaurant +19% in latest comparable quarterSales at all units open more than 18 months +9% in latest comparable quarter8-9 additional restaurants planned in FY 2016 including 6-8 in Colorado3 units under construction in Colorado plus 3 additional leases signed1 lease signed in Charlotte plus 3 other NC sites in LOI stage  17  Good Times Restaurants Inc.

 Bad Daddy’s Projected New Unit Economics  Assumptions:3,600 sq. ft. 125 seat designNon-Colorado labor model (federal tip credit minimum wage)Estimated Cash Investment = $800k to $1m net of landlord contribution Cash preopening costs = $250k-$265k expensed in Year 1 Year 2 Estimate Sales $2,400,000 - $2,800,000 Restaurant Operating Profit of 13% to 17% $312,000 - $476,000 Leasehold & FF&E Investment * $800,000 - $1,000,000 Store Level Cash on Cash ROI @ $850k 37% - 56% * Net of landlord tenant improvement allowance  Good Times Restaurants Inc.  18     Source: All statements of Bad Daddy’s financial information are based on management’s estimates based on its currently operating restaurants and on results from operations from Bad Daddy’s restaurants that have been open more than 15 months. Restaurant Operating Profit is defined as Net Sales less all restaurant level operating, occupancy and advertising expenses but does not include depreciation, preopening expenses or allocation of any non-restaurant level expenses. Store Level Cash on Cash ROI is the Restaurant Operating Profit divided by the total cash investment. Our independent accountants have not examined the projections and do not express any assurance with respect thereto.

 Strong Growth Platform  Good Times growth in Colorado with company-owned storesContinued same store sales growth through menu innovation, remodels and deepening the all natural positioning at Good TimesBad Daddy’s company-owned growth off of a base of 10 company-operated stores at end of 201540-50+% planned Bad Daddy’s unit growth for each of the next 3 years2 markets with infrastructure to support concentric growth  Good Times Restaurants Inc.  19

Highly Experienced Management Team

Good Times Restaurants Inc.

Platform infrastructure with functional expertise

Boyd Hoback – President, CEO

- 40 years in the restaurant business; with Good Times since inception
- Implemented sophisticated operating and management systems across all functional areas

Scott Lefever – Chief Operating Officer, Good Times

- 35 years in the restaurant business
- Led Good Times to top ranking in quality, friendliness, cleanliness (based on Sandelman Quicktrak study)

Jim Zielke – Chief Financial Officer

- Over 20 years in restaurant finance
- Former CFO of public growth company

Sue Knutson – Controller, Treasurer

- 30 years in restaurant accounting; implemented top notch systems and reporting
- Oversees public accounting, SEC filings, internal controls

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Highly Experienced Management Team

Bad Daddy’s

Scott Somes – Chief Operating Officer

- Former COO of Lonestar Steakhouses from inception (grown to over 200 restaurants)
- Former Regional VP of large Pizza Hut franchisee managing over 100 restaurants

Mike Maloney – Director of Operations, Bad Daddy’s of Colorado

- Former VP Ops Paragon Steakhouses, Regional VP Lonestar Steakhouse
- Executive & operational positions with Jimmy John’s

Timothy Kast– Executive Chef, Bad Daddy’s International

- Former Executive Chef Partner – Seasons 52 (Darden)
- Culinary Arts graduate

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The Investment Opportunity

Financial Highlights

- 21 quarters of SSS growth in Good Times
- 3 year compound SSS growth of 36% in Good Times
- Two proven economic models with attractive returns
- Bad Daddy's top tier sales per sq. ft., economic model
- Strong balance sheet with limited debt & $15m cash

Long Term Growth

- Relatively small base of restaurants with large growth platform
- Projected consolidated revenue of $68m-$73m in fiscal 2016
- 40-50+% growth rate in new Bad Daddy's restaurants
- Attractive valuation vs small cap restaurant growth companies

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